Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
19.	SUBSEQUENT EVENTS

On April 20, 2026, the Board of Directors of the Company approved by unanimous written resolutions to change the ratio of American Depositary Shares (ADS) to ordinary shares from one (1) ADS representing one-third of one ordinary share to 1 ADS representing 60 ordinary shares. No fractional new ADSs will be issued in connection with the ratio change. Instead, fractional entitlements will be aggregated and sold by the depositary bank, and the net cash proceeds will be distributed to the applicable ADS holders.

The Group has evaluated subsequent events through May 15, 2026, the date of issuance of the consolidated financial statements, and noted that there are no other subsequent events.